OPERATING AGREEMENT
经营协议

This Operating Agreement (this “Agreement”) is dated August 25, 2010, and is entered into in Guangzhou City, Guangdong Province, People’s Republic of China (“PRC” or “China”) by and among Guangzhou Xiangguang Corporate Management Co., Ltd. (“Party A”) and Huangjiang Jintai Mining Co., Ltd. (“Party B”) and Huanjiang Jinteng Mining Co., Ltd, the shareholder holding 100% of the issued and outstanding equity interests of Party B (the “Shareholder of Party B” or “Party C”), through negotiation. Party A, Party B, and Party C are each referred to in this Agreement as a “Party” and collectively as the “Parties.”

 本《经营协议》（“本协议”）由广州祥光企业管理有限公司（“甲方”）和环江金泰矿业有限责任公司（“乙方”）； 以及拥有乙方100%已发行的股权的股东（ “乙方股东”或“丙方”）协商一致，于2010年8月25日在中国广东省广州市签订。甲方，乙方和丙方在本协议中单独称为“一方”，统称为“各方”。

RECITALS
前言

1.         Party A, a company incorporated in the PRC as a wholly foreign owned enterprise, with its principle business as management consulting for metal mining industry and metal trading;

甲方为根据中国法成立的外商独资企业，主要开展金属矿业管理咨询和金属贸易业务；

2.         Party B is a substantially vertically-integrated mining company with exploration, mining, leaching, smelting and further processing operations at the following four operating branches:
(a) Shangchao Zinc-lead Mine, which is primarily engaged in exploration of a lead-zinc mine;
(b)	Yagang Concentrator, which is primarily engaged in processing of zinc-lead ores;
(c)	Xingda Concentrator, which is primarily engaged in processing of zinc-lead ores; and
(d	) Jintai Duchuan Smelter, which is primarily engaged in smelting of lead-zinc concentrate and production of final products including zinc calcine, zinc dust and sand and sulfuric acid.

乙方实质上是一家纵向一体化经营的矿业公司，在下列4个分公司中开展勘探、开采、过滤、冶炼和进一步加工业务。
(a) 上朝铅锌矿，主要从事铅锌矿的勘探；

(b) 雅钢选矿厂，主要铅锌矿的加工；
(c) 兴达选矿厂，主要从事铅锌矿的加工；
(d) 都川冶炼厂，主要从事铅锌精矿的冶炼和包括锌焙砂、锌粉、砂和硫酸在内的最终产品的生产。

3.         The Shareholder of Party B collectively own 100% of the equity interests of Party B;

乙方的股东合计拥有乙方100％的股权；

4.         Party A has established a business relationship with Party B pursuant to that certain Consulting Services Agreement dated August 25, 2010 (hereinafter “Consulting Services Agreement”);

甲方已经通过2010年8月25日签订的《咨询服务协议》（“咨询服务协议”）和乙方建立了业务联系；

5.         Pursuant to that the Consulting Services Agreement, Party B is obligated to make regular payments of consulting services fee to Party A during the term of the Consulting Services Agreement.  However, no payment has yet been made, and Party B’s daily operation has a material effect on its ability to make such payments to Party A; and

根据咨询服务协议，在咨询服务协议有效期间，乙方有义务定期向甲方支付咨询服务费。但是，该费用还未被支付，并且乙方的日常经营对于其向甲方进行支付的能力具有重大的影响；与

6.         The Parties are entering into this Agreement to clarify certain matters in connection with Party B’s operations in order to ensure Party B’s ability to meet its obligations under the Consulting Services Agreement, including payment of consulting services fee.

为确认乙方有能力实现咨询服务协议里的义务，包括支付咨询服务费，各方签订本协议以便理清和乙方经营有关的事项。

NOW THEREFORE, all Parties of this Agreement hereby agree as follows through negotiations:

鉴于此，通过双方协商，各方同意签订协议如下：

1.         Party A agrees, subject to Party B’s agreement to relevant provisions of this Agreement, to be Party B’s guarantor in connection with the contracts, agreements and transactions relating to Party B’s business operation between Party B and any third party, and to provide full guarantee for the performance of such contracts, agreements or transactions by Party B. Party B agrees, as a counter-guarantee, to pledge all of its relevant assets, including accounts receivable, to Party A.  Pursuant to such guarantee arrangement, Party A may, pursuant to Section 5, enter into written guarantee agreements with Party B’s counter-parties to assume guarantor liability, upon which Party B and Party C shall take all necessary actions (including, but not limited to, executing relevant documents and commencing relevant registrations) to carry out the counter-guarantee arrangements to be provided to Party A.

甲方同意，根据乙方所接受的本协议相关约定，作为乙方在和其经营有关的第三人的合同、协议和交易中的担保人，为乙方履行相关合同、协议或者交易提供完全的担保。乙方同意，作为反担保，向甲方提供其包括应收帐款在内的所有相关资产的质押。根据前述的担保安排，甲方可以根据第五条和乙方的相对方签订书面的担保合同以承担相关担保人应承担的责任。因此，乙方和丙方应当采取所有必要的行动（包括但不限于签订相关文件并且进行相关登记）以便实现向甲方提供的反担保安排。

2.         In consideration of Section 1 herein and to ensure the performance of the various arrangements between Party A and Party B, including related payment obligations of Party B to Party A, Party B and the Party C hereby jointly agree that Party B shall not, without the prior written consent of Party A, conduct any transactions which may materially affect the assets, obligations, rights or the operations of Party B (excluding proceeding with Party B’s normal business operation and the lien obtained by relevant counter parties due to such proceedings).  Such transactions shall include, without limitation the following:

考虑到本协议第一条的要求，为求保证甲乙双方之间达成的各类交易的履行,包括乙方向甲方应当支付的相关价款的支付，乙方及其股东丙方在此一致同意除非事先获得来自甲方的书面同意，乙方不应当进行任何能够实质性影响乙方财产、义务、权利或营运任何交易（排除乙方进行日常的业务活动以及从对方由此获得的留置权）。那些交易应包括但不局限于以下情形：

2.1	To borrow money from any third party or assume any debt;

向任何第三方借款或者承担任何债务;

2.2       To sell or acquire from any third party any asset or right, including, but not limited to, any intellectual property rights;

向任何第三方出售或者购买任何财产或者权利，包括但不限于任何知识产权;

2.3       To provide any guarantees to any third parties using its assets or intellectual property rights; or

以其拥有的财产和知识产权向任何第三方提供担保; 或

2.4          To transfer or assign to any third party its agreements relating to its business operation.

向任何第三方转让或者让渡与业务营运相关的合同。

2.5          Incurrence of any encumbrance on any of its assets or mining or exploration license in favor of a third party

为任何第三方之利益对其资产或采矿权或探矿权许可设置任何权利负担。

3.         In order to further ensure Party B’s performance of the various arrangements between Party A and Party B, including related payment obligations of Party B to Party A under the Consulting Services Agreement, Party B and Party C hereby jointly agree to accept the guidance, instruction and corporate policies provided by Party A in connection with Party B’s daily operations, financial management and the employment and dismissal of Party B’s employees.

为了更加保证乙方履行各类在甲方和乙方之间达成的各类交易，包括乙方对甲方相关帐款的支付义务，乙方及其股东丙方在此共同一致同意接受甲方提供有关乙方的日常经营，财务管理和员工的解雇和雇佣的指导、指示和企业政策。

4.          Party B and Party C hereby jointly agree that Party C shall appoint such individuals as recommended by Party A to be Directors of Party B, and shall appoint members of Party A’s senior management as Party B’s General Manager, Chief Financial Officer, and other senior officers.  If any member of such senior management leaves or is dismissed by Party A, he or she will lose the qualification to take any other position with Party B, and Party B shall appoint another member of Party A’s senior management as recommended by Party A to take such position.  The person recommended by Party A in accordance with this section shall have the qualifications necessary to be a Director, General Manager, Chief Financial Officer, and/or other relevant senior officers pursuant to applicable laws.

乙方与丙方在此一致同意丙方应当任命甲方推荐的人员担任乙方的董事，且应当任命甲方的高级经理人员担任乙方的总经理、首席财务官和其他公司的高级主管。如果以上任何公司的高级主管被甲方解雇或者自动离职，她/他自动丧失其在乙方的职务而乙方应当任命其他由甲方推荐的甲方高级管理人员以担任相关职务。甲方依照本协议规定推荐的人员应当符合相关适用法律中涉及董事，总经理，首席财务官的资质规定。

5.         Party B, together with Party C, hereby jointly agree and confirm that Party B shall first seek guarantee from Party A if Party B requires any guarantee for its performance of any contract or loan in the course of its business operation.  Under such circumstances, Party A shall have the right, but not the obligation, to provide the appropriate guarantee to Party B at its sole discretion.  If Party A decides not to provide such guarantee, Party A shall issue a written notice to Party B immediately and Party B shall seek a guarantee from other third party.

乙方及其股东丙方在此一致同意并且确认乙方在经营中因为合同履行或者贷款而需要担保时，应当首先向甲方寻求此类担保。在这种情况下，甲方拥有权利（非义务）依据自身判断向乙方提供合适的担保。如果甲方决定不提供此类担保，那么甲方应当立即向乙方发出书面通知并且乙方应当寻求其他第三方获得此类担保。

6.         In the event that any of the agreements between Party A and Party B terminates or expires, Party A shall have the right, but not the obligation, to terminate all agreements between Party A and Party B, including, but not limited to, the Consulting Services Agreement.

在甲方和乙方之间的协议终止或者到期的情况下，甲方拥有（非义务）终止甲乙双方之间的所有协议（包括但不限于咨询服务协议）的权利。

7.         Any amendment to this Agreement shall be made in writing.  The amendments duly executed by all Parties shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

任何本协议的修正和补充应当以书面提供。各方签署的相关修正和补充应当视作本协议的一部份并且应当和本协议拥有相同的法律效力。

8.         If any provision or provisions of this Agreement shall be held to be invalid, illegal, unenforceable or in conflict with the laws and regulations of the jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

如果根据相关法律，任何条款被视作无效、非法或者不可执行或与法域内的法律法规相冲突，那么该类条款应当仅在该类法域的范围内无效并且不会影响本协议中的其他条款。

9.         Party B and Party C shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A.  Party B and Party C hereby agree that Party A may assign its rights and obligations under this Agreement if necessary and such transfer shall only be subject to a written notice sent to Party B and Party C by Party A, and no any further consent from Party B or Party C will be required.

乙方和丙方不应当在未获得甲方事先书面同意的情况下将本协议中相关权利和义务转让给任何第三方。乙方和丙方在此同意甲方在需要时可以将其在本协议中的权利和义务进行转让，并且相关转让仅取决于甲方向乙方和丙方发出的书面通知，并且无需自乙方或丙方获得任何进一步的同意。

10.       The Parties hereby acknowledge and agree the confidentiality of all oral and written materials exchanged relating to this Agreement.  No Party shall disclose the confidential information to any other third party without the other Party’s prior written approval, unless: (a) it was in the public domain at the time it was communicated (unless it entered the public domain without the authorization of the disclosing Party); (b) the disclosure was in response to the relevant laws, regulations, or stock exchange rules; or (c) the disclosure was required by any of the Party’s legal counsel or financial consultant for the purpose of the transaction of this Agreement.  However, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof.  The disclosure of confidential information by employees or agents of any Party is deemed to be an act of such Party, and such Party shall bear all liabilities of the breach of confidentiality.  If any provision of this Agreement is found by a proper authority to be unenforceable or invalid, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole.

各方认识到并且确认任何通过口头或者书面传递的与本协议有关的材料均为机密。各方应当对此类文件采取保密措施并且在没有获得其他方书面同意的情况下不向任何第三方泄露，除非：（a）提供时已被公众知晓。（排除接受方在未获授权的情况下将此类文件向公众公开）；（b）任何依照适用的法律法规及证券交易规则所做的披露；（c）应一方法律顾问或者财务顾问为本协议项下的交易而要求进行的披露，但是该法律顾问和财务顾问也应当遵守本协议的保密规定。各方的雇员或者代理人所做的披露应当视作该方所做的披露，并且该方应当承担所有违反本协议保密条款的责任。本协议任何规定被恰当的监管当局判定为不可执行或者无效，并不就此得出本协议作为一个整体不可执行或无效的结论。

11.       This Agreement shall be governed and construed in accordance with PRC law.

本协议应当适用中华人民共和国法律并进行解释。

12.       The Parties shall strive to settle any disputes arising from the interpretation or performance of this Agreement through amicable negotiations.  If such dispute cannot be settled, any Party may submit such dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration.  The arbitration shall abide by the current rules of CIETAC, and the arbitration proceedings shall be conducted in Shanghai, China in Chinese.  The judgment of the arbitration shall be final and binding upon the Parties.

各方应当尽力通过友好协商解决任何对于本协议的解释和履行而产生的纠纷。如果无法通过协商解决纠纷，每一方都可以诉诸中国贸促会仲裁委员会并接受其现有规则进行仲裁。仲裁在中国上海，以中文进行仲裁。任何仲裁裁决应当为终局的并且对协议各方具有约束力。

13.          This Agreement shall be executed by a duly authorized representative of each Party as of the date first written above and becomes effective at the later of (i) the date of execution or (ii) the date that Party A obtains its business license from appropriate PRC government authority .

本协议应由各方授权的代表在首页确定的日期签署，且在(i)签署之日或(ii)甲方得到相关中国政府部门颁发的营业执照之日两者中较晚之日生效。

14.          The Parties confirm that this Agreement shall constitute the entire agreement of the Parties with respect to the subject matters therein and supersedes and replaces all prior or contemporaneous verbal and written agreements and understandings.

各方确认本协议应当就其中规定的事项构成一份完整的协议，并且应当替代所有以前达成的所有口头和书面的协议和谅解。

15.          The term of this Agreement is fifteen (15) years unless an earlier termination occurs in accordance with the relevant provisions herein or in any other relevant agreements reached by all parties.  This Agreement may be extended only upon Party A’s written confirmation prior to the expiration of this Agreement and the extended term shall be determined by Party A.  During the aforesaid term, if the existence of Party A or Party B is terminated due to the expiration of the respective business license term or by any other reason, this Agreement shall be considered terminated upon such termination of such party, unless such party has already assigned its rights and obligations in accordance with Article 9 hereof.

除非根据本协议相关规定或各方达成的其他相关协议之终止情况出现而导致本协议提前终止，本协议期限为十五年（15）年。本协议仅需甲方于本协议有效期届满前以书面形式确认延期，即可延长，且延长期限应由甲方确定。在前述期间，若甲方或乙方因经营期限（包括其延长期限）届满或其他任何原因而终止，则本协议应于该方终止时视为终止，除非该方已经根据本协议第9条的约定转让其权利与义务。

16.          This Agreement shall be terminated on the expiration date unless it is renewed in accordance with the relevant provisions herein.  During the effective term of this Agreement, neither Party B nor Party C may terminate this Agreement.  Party A shall have the right to terminate this Agreement at any time by giving a thirty (30) day prior written notice to Party B and Party C.

除非根据本协议相应规定续期，本协议应当在到期时终止。在有效期间，乙方和丙方都不得终止本协议。甲方有权通过提前三十天发出书面通知的方式，在任何时间终止本协议。

17.          This Agreement has been executed in four (4) duplicate originals in Chinese and English.  The English version shall prevail in case of conflict. Each Party has received one (1) original, and all originals shall be equally valid.

本协议一式四份，以中英文签署，若中英文有任何不符，应以英文为准。 每一方保留一份并且每一份拥有相同的效力。

[SIGNATURE PAGE FOLLOWS]
 [以下是签字页]

[SIGNATURE PAGE]
[签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A:

甲方：	Guangzhou Xiangguang Corporate Management Co., Ltd.

广州祥光企业管理有限公司

	Legal/Authorized Representative:	/s/ Mingxiang Huang

法定代表人/或被授权人(签字)

Name: Mingxiang Huang

姓名: 黄明祥

Title: General Manager

职务: 总经理

PARTY B:	Huanjiang Jintai Mining Co., Ltd.

乙方：	环江金泰矿业有限责任公司:

	Legal/Authorized Representative:	/s/Yuan Lin

法定代表人/或被授权人（签字）

Name: Yuan Lin

姓名:林源

Title: Chairman of the Board

职务: 董事长

SIGNATURE PAGE FOR SHAREHOLDER OF PARTY B

乙方股东签字页

Shareholder of Huanjiang Jintai Mining Co., Ltd.

环江金泰矿业有限责任公司的股东:

Huangjiang Jinteng Mining Co., Ltd.
环江金腾矿业有限责任公司

Legal/Authorized Representative:	/s/Haiping Luo
法定代表人/或被授权人(签字)

Name: Haiping Luo
姓名: 骆海平

Title: Deputy General Manager
职务: 副总经理

Owns 100% of Huanjiang Jintai Mining Co., Ltd.
持有环江金泰矿业有限责任公司股权100%